Exhibit 32.2

CHIEF FINANCIAL OFFICER CERTIFICATION
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Steve Corse, Chief Financial Officer of Friendlyway Corporation (the “Company”), hereby certify to my knowledge that:

(1)
The Company’s quarterly report on Form 10-QSB for the quarter ended July 31, 2006
(the “Form 10-QSB”) fully complies with the requirements of Section 13(a) of the
Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Form 10-QSB fairly presents, in all material respects, The financial condition and results of operations of the Company.

friendlyway Corporation	/s/ Steve Corse
(Registrant)	Steve Corso
Chief Financial Officer

Dated: Sept 14, 2006